Exhibit 99.906 CERT

Exhibit 13(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the year ended September 30, 2025 (the “Report”) of Oxford Park Income Fund, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan H. Cohen, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JONATHAN H. COHEN
Name: Jonathan H. Cohen Title: Chief Executive Officer (Principal Executive Officer)
Date: November 25, 2025

Exhibit 13(b)
Rule 30a-2(b) Certification

In connection with the Report on Form N-CSR for the year ended September 30, 2025 (the “Report”) of Oxford Park Income Fund, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Bruce L. Rubin, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ BRUCE L. RUBIN
Name: Bruce L. Rubin Title: Chief Financial Officer (Principal Financial Officer)
Date: November 25, 2025